Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

 Note 7. Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events, other than the below, that would have required adjustment or disclosure in the financial statements.

Formation of New Blank Check Company

On January 2, 2025, the related party owners of the Company formed a new blank check company, Orielle Acquisition Corp. This new entity was established as a vehicle to pursue a business combination and will focus its efforts to identify a possible business combination. The formation of Orielle Acquisition Corp. does not impact the Company's financial position or results of operations as of December 31, 2024. However, it may present potential opportunities for collaboration or strategic partnerships in the future.